BLACKROCK VARIABLE SERIES FUNDS, INC.

BlackRock iShares® Dynamic Allocation V.I. Fund

(the “Fund”)

Supplement dated June 25, 2018 to the Fund’s Prospectus

dated May 1, 2018, as supplemented to date

Effective immediately, the Fund’s Prospectus is amended as follows:

The subsection of the Prospectus entitled “Details about the Fund — Information About the ETFs — ETFs” is amended to add the following underlying exchange-traded funds to the table:

Fund Name	Investment Objective and Principal Investment Strategies
iShares Global Tech ETF

The fund seeks to track the investment results of an index composed of global equities in the technology sector.

The fund seeks to track the investment results of the S&P Global 1200 Information Technology Sector IndexTM (the “Underlying Index”), which measures the performance of companies that S&P Dow Jones Indices LLC (“SPDJI”), a subsidiary of S&P Global, Inc., deems to be part of the information technology sector of the economy and that SPDJI believes are important to global markets. It is a subset of the S&P Global 1200TM. The Underlying Index may include large-, mid- or small-capitalization companies. As of March 31, 2017, a significant portion of the Underlying Index is represented by securities of information technology and technology companies. The components of the Underlying Index are likely to change over time. As of March 31, 2017, the Underlying Index was comprised of stocks of companies in the following countries: Australia, Brazil, Canada, China, Finland, France, Germany, Italy, Japan, the Netherlands, South Korea, Spain, Sweden, Taiwan, the United Kingdom and the United States.

iShares U.S. Technology ETF

The fund seeks to track the investment results of an index composed of U.S. equities in the technology sector.

The fund seeks to track the investment results of the Dow Jones U.S. Technology Index (the “Underlying Index”), which measures the performance of the technology sector of the U.S. equity market. The Underlying Index may include large-, mid- or small-capitalization companies. As of April 30, 2017, a significant portion of the Underlying Index is represented by securities of information technology and technology companies. The components of the Underlying Index are likely to change over time.

Shareholders should retain this Supplement for future reference.

PRO-VAR1-0618SUP